INVESTOR'S REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT is made effective as of the 7th day of November, 2003.

BETWEEN:

ANTARES INVESTMENT LTD.
a British Virgin Islands company
(the "Investor")

OF THE FIRST PART

AND:

NORTHWARD VENTURES, INC.,
a Nevada corporation

(the "Company")

OF THE SECOND PART

WHEREAS:

A. The Company and the Investor have entered into a securities purchase agreement dated as of this date of this Agreement whereby the Investor has purchased securities of the Company.

B. In order to induce the Investor to purchase the securities and invest in the Company, the Company has agreed to enter into this Agreement with the Investor.

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1.
DEFINITIONS

1.1 Definitions. The following terms will have the following meanings for all purposes of this Agreement.

(a) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement.

(b) "Common Stock" means the common stock of the Company, par value $0.001 per share.

(c) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

(d) "Offering" shall mean the offering of 520,000 Units by the Company to the Investor at a price of $1.00 per Unit.

(e) "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(f) "Registrable Securities" means (I) the Shares, (ii) the Warrant Shares and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (I) and (ii) above.

(g) "Registration Statement" shall mean a registration statement on Form SB-2, or any other form then available for use by the Company,to be filed by the Company with the SEC pursuant to the Securities Act in order to qualify the sale of the Registerable Securities by the Investor.

(h) "SEC" shall mean the United States Securities and Exchange Commission.

(i) "Securities Act" shall mean the United States Securities Act of 1933, as amended.

(j) "Shares" means those shares of Common Stock of the Company purchased by the Investor and comprising a portion of the Units;

(k) "Unit" means a unit consisting of one (1) Share and one (1) Warrant;

(l) "Warrant" means one share purchase warrant entitling the Investor to purchase one share of Common Stock at a price of $1.00 per share during the period from the Closing Date to the date that is two years from the Closing Date; and

(m) "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE 2
REGISTRATION RIGHTS

2.1 Demand Registration Rights. Subject to the terms and conditions of this Agreement, at any time during the period after the date that is 120 days from the date of the closing of the Offering to the date that is the one year anniversary of the closing of the Offering, the Investor will have the right to demand that the Company file a Registration Statement under the Securities Act covering the registration of the Registrable Securities (the "Demand"). Upon receipt of a Demand by the Investor, the Company shall prepare and file the Registration Statement within 30 days of receipt of the Demand. Upon filing of the Registration Statement with the SEC, the Company will use all reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities pursuant to the Registration Statement and to achieve effectiveness of the Registration Statement within 120 days of the filing of the Registration Statement with the SEC.

2.2 Expenses of Registration. The Investor will pay for the cost of preparing and filing the Registration Statement and maintaining the Registration Statement effective, as such Registration Statement is being prepared and filed and is required to be maintained effective. The Investor will pay all reasonable amounts requested by the Company within five (5) business days of such request by the Company. The Company will provide the Investor will invoices of all amounts incurred, including legal expenses, in preparing and filing the Registration Statement.

2.3 Penalty. In the event that the Registration Statement is not filed within 30 days of the Demand, then the Company will pay a penalty of 10% of the total proceeds of the Offering to the Investor for each month in which the Registration Statement is not filed, calculated pro rata on a daily basis; provided that the Company will not be required to pay such penalty if the Investor has failed to pay the expenses referred to in Section 2.2 herein or has failed to provide the information required by Section 4.1 herein.

ARTICLE 3
ADDITIONAL COMPANY OBLIGATIONS

3.1 Obligations of the Company Regarding Registration. Whenever the Company is required under this Agreement to effect the registration of any Registrable Securities by the filing of a Registration

Statement, the Company shall, in addition to its obligations as set forth in Section 2.1, as expeditiously as reasonably possible:

(a) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(b) furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the sale of Registrable Securities owned by the Investor;

(c) use all reasonable best efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required to register or qualify the Registerable Securities in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;; and

(d) notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

3.2 Reports Under Securities Exchange Act of 1934. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after closing of the Offering;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information or legal opinion as may be reasonably requested in availing any Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

ARTICLE 4
INVESTOR OBLIGATIONS

4.1 Obligations of the Investor. At the time of making the demand for registration in accordance with Section 2.1 herein, the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

ARTICLE 5
INDEMNIFICATION

5.1 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement, the following agreements regarding indemnification will apply:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the partners or officers, directors and shareholders of the Investor, legal counsel and accountants for each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws;

and the Company will reimburse the Investor, underwriter or controlling person for any legal or other expenses reasonably incurred by the Investor in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor or underwriter, or any person controlling such Investor or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Investor or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and the Investor will reimburse any person intended to be indemnified pursuant to this subsection 5.1(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 5.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection 5.1(b) exceed the gross proceeds from the offering received by such Investor.

(c) Promptly after receipt by an indemnified party under this Section 5.1 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.1, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.1, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.1.

(d) If the indemnification provided for in this Section 5.1 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and the Investor under this Section 5.1 shall survive the completion of any offering of Registrable Securities pursuant to the Registration Statement.

ARTICLE 6
TERMINATION

6.1 Termination of Registration Rights. The registration rights provided by this Agreement will terminate on the earlier of the following:

(a) the date that is two (2) years following the completion of the Offering;

(b) such date as all Registrable Securities have been sold by the Investor; or

(c) such time at which all Registrable Securities held by such Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Securities Act.

ARTICLE 7
MISCELLANEOUS

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

7.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.7 Entire Agreement: Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written agreement of the Company and the Investor.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

NORTHWARD VENTURES, INC.
a Nevada corporation by its authorized signatory:

_____________________________
Signature of Authorized Signatory

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Name of Authorized Signatory

____________________________
Position of Authorized Signatory

ANTARES INVESTMENTS LTD.
by its authorized signatory:

_____________________________
Signature of Authorized Signatory

_____________________________
Name of Authorized Signatory

____________________________
Position of Authorized Signatory